UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2015

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on January 7, 2015, Exide Technologies, a debtor and a debtor-in-possession (the "Company" or the "Debtor") in a pending case in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, entered into a Backstop Commitment Agreement (the "BCA") with certain of its senior secured noteholders, and an Amended and Restated Plan Support Agreement (the "PSA") with the holders of a majority of the principal amount of the Company’s senior secured notes.

On April 6, 2015, the Company and the other parties the BCA and PSA entered into and confirmed the effectiveness (as of the dates set forth below) of an amendment to the PSA, effective as of February 6, 2015 ("PSA Amendment No. 1"), an amendment to the BCA, effective as of February 6, 2015 ("BCA Amendment No. 1"), a second amendment to the PSA, effective as of March 31, 2015 ("PSA Amendment No. 2"), and a second amendment to, and waiver under, the BCA, effective as of March 31, 2015 ("BCA Amendment No. 2").

PSA Amendment No. 1 and BCA Amendment No. 1 include certain technical changes to the BCA and the PSA necessitated by the Company's filing of the Second Amended Plan of Reorganization of Exide Technologies, dated as of February 4, 2015 (the "Second Amended Plan"), including the elimination of references in the PSA and the BCA to the preliminary term sheets that preceded the Second Amended Plan.

PSA Amendment No. 1 and BCA Amendment No. 1 also include certain changes reflecting the entry of the Bankruptcy Court of the Order Approving the Adequacy of the Debtor’s Disclosure Statement with Respect to the Plan of Reorganization of Exide Technologies (the "Disclosure Statement Order"), in which the Bankruptcy Court approved, among other things, the adequacy the Debtor’s disclosure statement with respect to the Second Amended Plan.

PSA Amendment No. 2 and BCA Amendment No. 2 extend the date on which the parties may terminate the PSA and the BCA, respectively, from March 31, 2015 to April 30, 2015.

PSA Amendment No. 2 also permits "Consenting Creditors" to participate as a "Backstop Party" in the rights offering being conducted by the Company in accordance with the Fourth Amended Plan of Reorganization of Exide Technologies, dated as of March 27, 2015 (the "Fourth Amended Plan"), which was confirmed by the Bankruptcy Court on March 27, 2015.

BCA Amendment No. 2 also makes certain modifications to, and includes a waiver with respect to certain matters related to, the conditions to closing set forth in the BCA.

PSA Amendment No. 2 and BCA Amendment No. 2 also include additional technical changes to the BCA and the PSA necessitated by the filing of the Fourth Amended Plan.

The foregoing descriptions of PSA Amendment No. 1, BCA Amendment No. 1, PSA Amendment No. 2 and BCA Amendment No. 2 do not purport to be complete and are qualified in their entirety by reference to the text of such documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 1, dated as of February 6, 2015, to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015
10.2 Amendment No. 1, dated as of February 6, 2015, to the Backstop Commitment Agreement dated as of January 7, 2015
10.3 Amendment No. 2, dated as of March 15, 2015, to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015
10.4 Amendment No. 2, dated as of March 15, 2015, to the Backstop Commitment Agreement dated as of January 7, 2015

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

April 9, 2015	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1, dated as of February 6, 2015, to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015
10.2	Amendment No. 1, dated as of February 6, 2015, to the Backstop Commitment Agreement dated as of January 7, 2015
10.3	Amendment No. 2, dated as of March 15, 2015, to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015
10.4	Amendment No. 2, dated as of March 15, 2015, to the Backstop Commitment Agreement dated as of January 7, 2015